Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT AND REFINANCING AGREEMENT

This SECOND AMENDMENT AND REFINANCING AGREEMENT (this “Agreement”), dated as of January 19, 2017, is entered into among PENN NATIONAL GAMING, INC., a Pennsylvania corporation (“Borrower”), GUARANTORS (as defined in the Credit Agreement referred to below), the LENDERS (as defined below) party hereto, BANK OF AMERICA, N.A., as swingline lender (the “Swingline Lender”), BANK OF AMERICA, N.A., as L/C lender (the “L/C Lender”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, “Administrative Agent”) and BANK OF AMERICA, N.A., as collateral agent (in such capacity, “Collateral Agent”).

RECITALS

WHEREAS, Borrower, Guarantors, the lenders from time to time party thereto (the “Lenders”), the Swingline Lender, the L/C Lender, Administrative Agent and Collateral Agent entered into that certain Credit Agreement, dated as of October 30, 2013 (as amended by that certain First Amendment and Incremental Joinder Agreement, dated as of April 28, 2015 (as amended by that certain First Amendment to First Amendment and Incremental Joinder Agreement, effective as of August 3, 2015, by and between Borrower and Administrative Agent), and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, Borrower will obtain Credit Agreement Refinancing Indebtedness in respect of Term A Facility Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Agreement (such existing Term Loans, the “Term A Facility Existing Loans”) in the principal amount of $300,000,000.00, and in accordance therewith the Term A Facility Lenders party hereto and listed on Schedule 1 as having a commitment to make Term A Facility Refinancing Loans (as defined below) (the “Term A Facility Refinancing Lenders”) will advance Term A Facility Refinancing Loans in an aggregate principal amount of $300,000,000.00, the proceeds of which will be used, together with other amounts provided by Borrower, to repay and replace a portion of the outstanding principal of the Term A Facility Existing Loans and accrued and unpaid interest thereon (such repayment and replacement, the “Term A Loan Refinancing”) (it being understood that all or a portion of such amount may be advanced through continuations or rollovers of Term A Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term A Facility Existing Loans so continued or rolled over);

WHEREAS, Borrower will obtain Credit Agreement Refinancing Indebtedness in respect of all of the Term B Facility Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Agreement (such existing Term B Facility Loans, the “Term B Facility Existing Loans”) in the principal amount of $242,940,541.67, and in accordance therewith the Term B Facility Lenders party hereto and listed on Schedule 2 as having a commitment to make Term B Facility Refinancing Loans (as defined below) (the “Term B Facility Refinancing Lenders”) will advance Term B Facility Refinancing Loans in an aggregate principal amount of $242,940,541.67, the proceeds of which will be used, together with other amounts provided by Borrower, to repay and replace all of the outstanding principal of the Term B Facility Existing Loans and accrued and unpaid interest thereon (such repayment and replacement, the “Term B Loan Refinancing” and, together with the Term A Loan Refinancing, the “Term Loan Refinancing”) (it being understood that all or a portion of such amount may be advanced through continuations or rollovers of Term B Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term B Facility Existing Loans so continued or rolled over);

WHEREAS, Borrower will obtain Credit Agreement Refinancing Indebtedness in respect of all of the Revolving Commitments (and any related Revolving Loans) outstanding under the Credit Agreement

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immediately prior to the effectiveness of this Agreement (such existing Revolving Commitments, the “Existing Revolving Commitments”) in the amount of $633,151,413.07, and in accordance therewith the Lenders party hereto and listed on Schedule 3 as having a Refinancing Revolving Commitment (as defined below) (the “Refinancing Revolving Lenders”) will provide Refinancing Revolving Commitments in an aggregate principal amount of $633,151,413.07, which Refinancing Revolving Commitments will replace all of the Existing Revolving Commitments (such replacement, the “Revolving Credit Refinancing” and, together with the Term Loan Refinancing, the “Refinancing”); and

WHEREAS, concurrently with the Refinancing, Borrower, Guarantors, the Lenders party hereto, the Swingline Lender, the L/C Lender, Administrative Agent and Collateral Agent will make certain amendments to the Credit Agreement as provided herein pursuant to the Amended and Restated Credit Agreement, dated as of the date hereof (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Restated Credit Agreement”).

NOW, THEREFORE, in consideration of the covenants made hereunder, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Definitions.  Except as expressly provided herein, capitalized terms used in this Agreement but not defined in this Agreement shall have the meanings set forth for such terms in the Restated Credit Agreement.

SECTION 2.         Credit Agreement Refinancing Indebtedness.

2.1                               Term A Loan Refinancing.

(a)   After giving effect to the Term A Loan Refinancing, pursuant to which a portion of the Term A Facility Existing Loans shall be refinanced and replaced with loans made under Section 2.15 of the Credit Agreement (the “Term A Facility Refinancing Loans”), the Term A Facility Refinancing Lenders shall constitute the only holders of Term A Facility Refinancing Loans under the Restated Credit Agreement.

(b)   Each of the Term A Facility Refinancing Lenders listed on Schedule 1 agrees, severally and not jointly, to advance on the Agreement Effective Date the principal amount (less any original issue discount) set forth opposite its name on Schedule 1 hereto as Term A Facility Refinancing Loans pursuant to the terms and conditions hereof (it being understood that all or a portion of such amount may be advanced through continuations or rollovers of Term A Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term A Facility Existing Loans so continued or rolled over).

(c)   The terms of the Term A Facility Refinancing Loans shall be as set forth for Term A Facility Loans in the Restated Credit Agreement, and such Term A Facility Refinancing Loans shall constitute Term A Facility Loans under the Restated Credit Agreement.

(d)   The proceeds of the Term A Facility Refinancing Loans shall be used on the Agreement Effective Date, together with any amounts provided by Borrower, to repay Term A Facility Existing Loans on a dollar-for-dollar basis (including by continuations or rollovers of Term A Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term A Facility Existing Loans so continued or rolled over) and to pay all accrued interest, fees and premiums (if any) in connection with such repaid Term A Facility Existing Loans.

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2.2                               Term B Loan Refinancing.

(a)   After giving effect to the Term B Loan Refinancing, pursuant to which the Term B Facility Existing Loans shall be refinanced and replaced with loans made under Section 2.15 of the Credit Agreement (the “Term B Facility Refinancing Loans”), the Term B Facility Refinancing Lenders shall be the only Term B Facility Lenders immediately prior to the effectiveness of the Restated Credit Agreement.

(b)   Each of the Term B Facility Refinancing Lenders listed on Schedule 2 agrees, severally and not jointly, to advance on the Agreement Effective Date the principal amount (less any original issue discount) set forth opposite its name on Schedule 2 hereto as Term B Facility Refinancing Loans pursuant to the terms and conditions hereof (it being understood that all or a portion of such amount may be advanced through continuations or rollovers of Term B Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term B Facility Existing Loans so continued or rolled over).

(c)   The terms of the Term B Facility Refinancing Loans shall be as set forth for Term B Facility Loans in the Restated Credit Agreement, and such Term B Facility Refinancing Loans shall constitute Term B Facility Loans under the Restated Credit Agreement.

(d)   The proceeds of the Term B Facility Refinancing Loans shall be used on the Agreement Effective Date, together with any amounts provided by Borrower, to repay Term B Facility Existing Loans on a dollar-for-dollar basis (including by continuations or rollovers of Term B Facility Existing Loans in accordance with procedures agreed to by Borrower, Administrative Agent and the Lenders holding any Term B Facility Existing Loans so continued or rolled over) and to pay all accrued interest, fees and premiums (if any) in connection with such repaid Term B Facility Existing Loans.

2.3                               Revolving Credit Refinancing.

(a)   After giving effect to the Revolving Credit Refinancing, pursuant to which the Revolving Commitments under the Credit Agreement shall be replaced with revolving commitments provided under Section 2.15 of the Credit Agreement (the “Refinancing Revolving Commitments”), the Refinancing Revolving Lenders shall be the only Lenders  holding Revolving Exposure immediately prior to the effectiveness of the Restated Credit Agreement.

(b)   Each of the Refinancing Revolving Lenders listed on Schedule 3 agrees, severally and not jointly, to provide on the Agreement Effective Date Refinancing Revolving Commitments in the amount set forth opposite its name on Schedule 3 hereto pursuant to the terms and conditions hereof.

(c)   On the Agreement Effective Date (as defined below), Administrative Agent, the Refinancing Revolving Lenders and the Lenders having Revolving Commitments under the Credit Agreement (immediately prior to giving effect to the Revolving Credit Refinancing) shall take the actions provided by Section 2.15(f) of the Credit Agreement.

(d)   The terms of the Refinancing Revolving Commitments shall be as set forth for Closing Date Revolving Commitments in the Restated Credit Agreement, and such Refinancing Revolving Credit Commitments shall constitute Closing Date Revolving Commitments and Revolving Commitments under the Restated Credit Agreement.

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(e)   The Existing Revolving Refinancing Commitments shall be reduced on a dollar-for-dollar basis by the amount of Refinancing Revolving Commitments provided on the Closing Date.

2.4                               FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Term A Facility Refinancing Lenders, the Term B Facility Refinancing Lenders and the Refinancing Revolving Lenders hereby authorize the Administrative Agent to treat) the Term A Facility Refinancing Loans, the Term B Facility Refinancing Loans and the Refinancing Revolving Commitments (and related Revolving Loans) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 3.         Joinder to Credit Agreement. Each Person listed on Schedule 1, Schedule 2 and/or Schedule 3 acknowledges and agrees that, upon the effectiveness of this Agreement, it shall be a “Lender” under, and for all purposes of, the Restated Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof in its capacity as a Lender thereunder.

SECTION 4.         Amendments to Credit Agreement.  Immediately and automatically effective as of the effectiveness of this Agreement pursuant to Section 5 below and the occurrence of the Refinancing, (i) the Restated Credit Agreement shall be executed and delivered by the initial parties thereto and (ii) upon such execution and delivery, (x) the terms and provisions of the Credit Agreement and each Annex, Schedule and Exhibit thereto are hereby amended by replacing such terms and provisions and each such Annex, Schedule and Exhibit in their entirety with the terms and provisions set forth in the Restated Credit Agreement and each Annex, Schedule and Exhibit thereto, which Restated Credit Agreement shall be in the form attached hereto as Exhibit A and (y) the Revolving Commitments referenced in the Restated Credit Agreement (including the Refinancing Revolving Commitments) shall be effective and the Term B Facility Commitments referenced in the Restated Credit Agreement shall be effective and shall be funded.  After giving effect to the Term B Loan Refinancing and the Term B Facility Loans made pursuant to Section 2.01(c)(ii) of the Restated Credit Agreement,  the Term B Facility Refinancing Lenders and the Term B Facility Lenders that make Term B Facility Loans pursuant to Section 2.01(c)(ii) of the Restated Credit Agreement shall be the only Term B Facility Lenders under the Restated Credit Agreement, before giving effect to any assignments of Term B Facility Loans or continuations or rollover of Term B Facility Existing Loans as contemplated under Section 2.2(b) of this Agreement.  After giving effect to the Refinancing Revolving Commitments and the Closing Date Revolving Commitments  made pursuant to Section 2.01 of the Restated Credit Agreement, the Refinancing Revolving Lenders and the Revolving  Lenders that make Closing Date Revolving Commitments pursuant to Section 2.01 of the Restated Credit Agreement  shall be the only Revolving Lenders under the Restated Credit Agreement, before giving effect to any assignments of Revolving Commitments.

SECTION 5.         Conditions to Effectiveness of this Agreement.  This Agreement shall become effective when all the conditions set forth in this Section 5 shall have been satisfied (the date such conditions are satisfied being the “Agreement Effective Date”).

5.1                               Execution of Counterparts. Administrative Agent shall have executed this Agreement, in its capacity as Administrative Agent, and shall have received counterparts of this Agreement executed by Borrower and each Guarantor, each Lender (including the Swingline Lender and each L/C Lender) party hereto and Collateral Agent.

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5.2                               Restated Credit Agreement Conditions.  Each of the conditions set forth in Sections 7.01 and 7.02 of the Restated Credit Agreement shall have been satisfied or will be satisfied on the Agreement Effective Date in accordance with the Restated Credit Agreement.

SECTION 6.         Validity of Obligations and Liens; Reaffirmation.

6.1                               Validity of Obligations.  Borrower and each other Credit Party acknowledges and agrees that, both before and after giving effect to this Agreement, Borrower and each other Credit Party is indebted to the Lenders and the other Secured Parties for their Obligations, without defense, counterclaim or offset of any kind, and Borrower and each other Credit Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.  It is acknowledged and agreed that all references to “Obligations” in this Agreement or in the Restated Credit Agreement or any other Credit Document shall include, without limitation, all Obligations under or related to the Term A Facility Refinancing Loans, Term B Facility Refinancing Loans, the Refinancing Revolving Commitments (and related Revolving Loans) and all other Obligations under the Restated Credit Agreement.

6.2                               Validity of Guarantees.  Each Guarantor hereby (i) acknowledges and agrees to the terms of this Agreement and (ii) confirms and agrees that, its Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Guaranteed Obligations and such guarantee is hereby ratified and confirmed in all respects.

6.3                               Validity of Liens and Credit Documents.  Borrower and each other Credit Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure any of the Obligations and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Restated Credit Agreement.

SECTION 7.         Lender Consent and Authorization to Amend Other Credit Documents.  Each of the Lenders party hereto hereby consents to, and authorizes Borrower (and/or the other applicable Credit Parties), Administrative Agent and Collateral Agent to enter into such amendments, restatements, amendment and restatements, replacements, supplements and modifications to the Notes, the Security Agreement, the Mortgages and the other Security Documents and Credit Documents as Administrative Agent deems reasonably necessary or desirable in connection with this Agreement.

SECTION 8.         Exiting Guarantors.  Immediately and automatically upon the effectiveness of this Agreement, (i) the guaranty of the Guaranteed Obligations (as defined in the Existing Credit Agreement) of any Subsidiary of Borrower that is a “Guarantor” under the Existing Credit Agreement but is not a Guarantor with respect to the Obligations under this Agreement and the Restated Credit Agreement on the Closing Date (each such Subsidiary, an “Exiting Guarantor”) shall be released and of no further effect, and each Exiting Guarantor shall cease to be a “Guarantor” under the Existing Credit Agreement and the Restated Credit Agreement and shall have no further liabilities or obligations thereunder, (ii) the pledge of Collateral (as defined in the Existing Credit Agreement) of any Subsidiary of Borrower that is a “Pledgor” under the Security Agreement (as defined

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in the Existing Credit Agreement) (the “Existing Security Agreement”) but is not a Pledgor (as defined in the Security Agreement (as defined in the Restated Credit Agreement)) on the Closing Date (each such Subsidiary, an “Exiting Pledgor”) shall be released and of no further effect, and each Exiting Pledgor shall cease to be a “Pledgor” under the Existing Security Agreement and the Security Agreement, and shall have no further liabilities or obligations thereunder ,  (iii) the Liens on the Equity Interests of each Exiting Guarantor that is an Unrestricted Subsidiary shall be released and of no further effect, and such property shall cease to be “Collateral” under the Existing Credit Agreement and the Restated Credit Agreement, and shall not secure the Obligations (as defined in the Existing Credit Agreement) or the Obligations, (iv) any property of any Exiting Guarantor or Exiting Pledgor granted to or held by Collateral Agent to secure the Obligations (as defined in the Existing Credit Agreement) or constituting Collateral  shall be released and of no further effect, and such property shall cease to be “Collateral” under the Existing Credit Agreement and the Restated Credit Agreement, and shall not secure the Obligations (as defined in the Existing Credit Agreement) or the Obligations and (v) each Exiting Guarantor and Exiting Pledgor shall have no Obligations.  Upon the request of Borrower or such Exiting Guarantor or Exiting Pledgor, at any time and from time to time following the effectiveness of this Agreement, Collateral Agent shall assign, transfer and deliver to Borrower or its designee, against receipt and without recourse to or warranty by Collateral Agent, proper documents and instruments (including, without limitation, UCC termination statements or releases, releases of any Intellectual Property grants,  mortgage terminations and such other instruments and releases as may be necessary or reasonably requested by Borrower or such Exiting Guarantor or Exiting Pledgor to evidence or effect such release and, to the extent necessary or reasonably requested by Borrower or such Exiting Guarantor or Exiting Pledgor, Collateral Agent shall authorize the delivery and/or filing of any such documents or instruments) acknowledging such release.  On the Agreement Effective Date or promptly thereafter, Collateral Agent shall assign, transfer and deliver to Borrower or its designee, against receipt and without recourse to or warranty by Collateral Agent, such of the Collateral (as defined in the Existing Credit Agreement) of any such Exiting Pledgor as may be in possession of Collateral Agent.

SECTION 9.         Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.       Execution of Agreement.  This Agreement shall be executed by Borrower, each Guarantor, Administrative Agent, Collateral Agent and each of the Lenders (including the Swingline Lender and each L/C Lender) party hereto.  Execution of this Agreement by any Person constitutes the agreement of such Person to the terms of (and results in such Person being bound by) this Agreement and, on the Agreement Effective Date, the Restated Credit Agreement.

SECTION 11.  Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 12.  Integration.  This Agreement, the Credit Agreement, the Restated Credit Agreement, the other Credit Documents and any separate letter agreements among Borrower and Administrative Agent or its affiliates or any other agent or arranger with respect to the Restated Credit Agreement relating to this Agreement or the transactions contemplated hereby or with respect to fees payable to Administrative Agent (or its affiliates) or such other agents or arrangers constitute the entire contract among the parties relating to the subject matter

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hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. For the avoidance of doubt, this Agreement is a Credit Document.

SECTION 13.       No Discharge.  This Agreement shall not discharge or release the priority of any Credit Document or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the instruments, documents and agreements securing the Obligations, which shall remain in full force and effect.  Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any other Credit Party from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents (other than (a) the refinanced Term A Facility Existing  Loans, Term B Facility Existing Loans and Existing Revolving Commitments, in each case, to the extent repaid in full, after giving effect to the Refinancing contemplated hereby and (b) as set forth in Section 8 with respect to any Exiting Guarantor and any Exiting Pledgor), all of which are continued on the terms set forth in the Restated Credit Agreement.

SECTION 14.GOVERNING LAW. THIS AGREEMENT ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 15.SUBMISSION TO JURISDICTION; WAIVERS; ETC.

15.1                        SUBMISSION TO JURISDICTION.  EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ADMINISTRATIVE AGENT, COLLATERAL AGENT, ANY LENDER, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ADVISORS OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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15.2                        WAIVER OF VENUE.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN SECTION 15.1. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

15.3                        SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.02 OF THE RESTATED CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

15.4                        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.4.

SECTION 16.       Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17.       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that no Credit Party may assign or transfer any of its rights, obligations or interest hereunder (it being understood that a merger or consolidation not prohibited by this Agreement shall not constitute an assignment or transfer) without the prior written consent of all of the Lenders.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

PENN NATIONAL GAMING, INC.

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	Chief Executive Officer

GUARANTORS:

PENN SANFORD, LLC
PENN TENANT, LLC
SOKC, LLC

By :	Penn National Gaming, Inc.,
as sole member or sole manager of each of the foregoing entities

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	Chief Executive Officer

ALTON CASINO, LLC
BSLO, LLC
BTN, LLC
CENTRAL OHIO GAMING VENTURES, LLC
CRC HOLDINGS, INC.
DAYTON REAL ESTATE VENTURES, LLC
DELVEST, LLC
EBETUSA.COM, INC.
HC AURORA, LLC
HC BANGOR, LLC
HC JOLIET, LLC
HWCC-TUNICA, LLC
ILLINOIS GAMING INVESTORS LLC
INDIANA GAMING COMPANY, LLC
LVGV, LLC
MARYLAND GAMING VENTURES, INC.
MASSACHUSETTS GAMING VENTURES LLC
MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION, LLC
PENN NATIONAL HOLDINGS, LLC
PENN NATIONAL TURF CLUB, LLC
PRAIRIE STATE AMUSEMENTS LLC
SAN DIEGO GAMING VENTURES, LLC
SDGV STAFFING, LLC
ST. LOUIS GAMING VENTURES, LLC
THE MISSOURI GAMING COMPANY, LLC
THE SHOPS AT TROPICANA LAS VEGAS, LLC
TOLEDO GAMING VENTURES, LLC
TROPICANA LAS VEGAS HOTEL AND CASINO, INC.
TROPICANA LAS VEGAS INTERMEDIATE HOLDINGS, INC.
TROPICANA LAS VEGAS, INC.
YOUNGSTOWN REAL ESTATE VENTURES, LLC
ZIA PARK LLC

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	President

PLAINVILLE GAMING AND REDEVELOPMENT, LLC

By :	Massachusetts Gaming Ventures, LLC,
its managing member

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	President

HOLLYWOOD CASINOS, LLC

By :	CRC Holdings, Inc.,
as its sole member

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	President

PNGI CHARLES TOWN GAMING, LLC

By:	/s/ John V. Finamore
Name:	John V. Finamore
Title:	Senior Vice President

PENN NJ OTW, LLC

By:	/s/ John V. Finamore
Name:	John V. Finamore
Title:	Vice President

PENN ADW, LLC
PENN INTERACTIVE VENTURES, LLC

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	Secretary

DEVELOPMENT VENTURES, LLC
ROCKET SPEED, INC.

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	Vice President

EACH EXITING GUARANTOR AND EXITING PLEDGOR HAS EXECUTED AND DELIVERED THIS AGREEMENT SOLELY FOR THE PURPOSE OF CONSENTING TO THE AMENDMENT OF, AND AMENDMENT AND RESTATEMENT OF, (1) THE EXISTING CREDIT AGREEMENT (IN ITS CAPACITY AS A “GUARANTOR” UNDER THE EXISTING CREDIT AGREEMENT BUT NOT AS A “GUARANTOR” UNDER THE RESTATED CREDIT AGREEMENT), (2) THE SECURITY AGREEMENT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) (IN ITS CAPACITY AS A “PLEDGOR” UNDER THE SECURITY AGREEMENT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) BUT NOT AS A “PLEDGOR” UNDER THE SECURITY AGREEMENT (AS DEFINED IN THE RESTATED CREDIT AGREEMENT)) AND (3) ANY OTHER CREDIT DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) THAT SUCH  EXITING GUARANTOR OR EXITING PLEDGOR IS PARTY TO; IT BEING UNDERSTOOD AND AGREED THAT EACH OF THE FOLLOWING PERSONS IS AN EXITING GUARANTOR AND/OR AN EXITING PLEDGOR, AS APPLICABLE:

[EXITING GUARANTOR AND EXITING PLEDGOR SIGNATURES FOLLOW]

EXITING GUARANTORS AND EXISTING PLEDGORS:

WESTERN PA GAMING VENTURES, LLC

	By :	Penn National Gaming, Inc., as sole member of each of the foregoing entities

	By:	/s/ Timothy J. Wilmott
	Name:	Timothy J. Wilmott
	Title:	Chief Executive Officer

CRAZY HORSES, INC.
OHIO OPCO VENTURES, INC.
OHIO RACING COMPANY
RACEWAY PARK, INC.

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	President

BEULAH PARK GAMING VENTURES, INC.
HJC/PDC HOLDINGS, LLC

By:	/s/ John V. Finamore
Name:	John V. Finamore
Title:	President

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

BANK OF AMERICA, N.A., as Swingline Lender and L/C Lender

By:	/s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Lender

By:	/s/ James Perry
Name: James Perry
Title: Vice President

BANK OF AMERICA, N.A., as a Term A Facility Refinancing Lender, Term B Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Brian D/ Corum
Name: Brian D. Corum
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

:	By	/s/ Jaime Gitler
Name: Jaime Gitler
Title: Vice President

FIFTH THIRD BANK, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Richard Arendale
Name: Richard Arendale
Title: Vice President

CITIZENS BANK, N.A. , as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Sean McWhinnie
Name: Sean McWhinnie
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Chad T. Orrock
Name: Chad T. Orrock
Title: Senior Vice President

GOLDMAN SACHS BANK USA, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ James Perry
Name: James Perry
Title: Vice President

MANUFACTURERS & TRADERS TRUST COMPANY, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Paul Delmonte
Name: Paul Delmonte

SUNTRUST BANK , as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

TD BANK, N.A., as a Term A Facility Refinancing
Lender and Refinancing Revolving Lender

By:	/s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: SVP

UBS AG, STAMFORD BRANCH, as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Craig Person
Name: Craig Person
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

UNITED BANK, INC., as a Term A Facility Refinancing Lender and Refinancing Revolving Lender

By:	/s/ Devin McCreery
Name: Devin McCreery
Title: Market President

SCHEDULE 1

TERM A FACILITY REFINANCING LOANS

ON THE AGREEMENT EFFECTIVE DATE

LENDER	TERM A FACILITY REFINANCING LOAN AMOUNT ($)
Bank of America, N.A.	$40,500,000.00
JPMorgan Chase Bank, N.A.	$34,500,000.00
Fifth Third Bank	$34,500,000.00
Citizens Bank, N.A.	$34,500,000.00
U.S. Bank National Association	$34,500,000.00
Wells Fargo Bank, National Association	$34,500,000.00
Manufacturers & Traders Trust Company	$24,750,000.00
SunTrust Bank	$24,750,000.00
Goldman Sachs Bank USA	$18,000,000.00
TD Bank, N.A.	$12,000,000.00
UBS AG, Stamford Branch	$3,750,000.00
United Bank, Inc.	$3,750,000.00
Total Term A Facility Refinancing Loans	$300,000,000.00

SCHEDULE 2

TERM B FACILITY REFINANCING LOANS

ON THE AGREEMENT EFFECTIVE DATE

LENDER	TERM B FACILITY REFINANCING LOAN AMOUNT ($)
Bank of America, N.A.	$242,940,541.67
Total Term B Facility Refinancing Loans	$242,940,541.67

SCHEDULE 3

REFINANCING REVOLVING COMMITMENTS

ON THE AGREEMENT EFFECTIVE DATE

LENDER	REFINANCING REVOLVING COMMITMENT AMOUNT ($)
Bank of America, N.A.	$85,475,440.76
JPMorgan Chase Bank, N.A.	$72,812,412.50
Fifth Third Bank	$72,812,412.50
Citizens Bank, N.A.	$72,812,412.50
U.S. Bank National Association	$72,812,412.50
Wells Fargo Bank, National Association	$72,812,412.50
Manufacturers & Traders Trust Company	$52,234,991.58
SunTrust Bank	$52,234,991.58
Goldman Sachs Bank USA	$37,989,084.79
TD Bank, N.A.	$25,326,056.52
UBS AG, Stamford Branch	$7,914,392.67
United Bank, Inc.	$7,914,392.67
Total Refinancing Revolving Commitments	$633,151,413.07

EXHIBIT A

RESTATED CREDIT AGREEMENT

[Attached.]